Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Monthly Operating Report

For the Period February 1, 2012 through February 29, 2012

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case. (Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

Required Documents	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	X
Bank Reconciliation (or copies of Debtor’s bank reconciliations)		X
Copies of bank statements		X
Cash disbursements journals	X
Statement of Operations		X
Balance Sheet		X
Status of Post-Petition Taxes	X
Copies of IRS Form 6123 or payment receipt	N/A
Copies of tax returns filed during reporting period	N/A
Summary of Cash Collateral Borrowings and Unpaid Postpetition Debts	X
Listing of Aged Accounts Payable		X
Accounts Receivable reconciliation and Aging		X
Taxes Reconciliation and Aging		X
Payments to Insiders and Professionals		X
Post Petition Status of Secured Notes, Leases Payable	N/A
Debtor Questionnaire	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. This monthly operating report generally fulfills the requirements as set forth by the Office of the U.S. Trustee. The financial statements included herein do not necessarily conform with Generally Accepted Accounting Principles, and should be read in conjunction with the global notes and assumptions listed on page 2.

3/14/12
Henri Steenkamp	Date

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY,

AND DISCLAIMER REGARDING THE MONTHLY OPERATING REPORT OF

MF GLOBAL HOLDINGS LTD. AND ITS AFFILIATED DEBTORS

The Monthly Operating Report filed by MF Global Holdings Ltd. (“Holdings Ltd”) and its affiliated debtors, MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC in these jointly administered chapter 11 cases (collectively, the “Debtors”) is limited in scope, covers a limited time period and has been prepared by the Debtors with the assistance of its advisors solely for the purpose of complying with the reporting requirements of the Bankruptcy Court and title 11 of the United States Code (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited, and as such may be subject to revision. The information in the Monthly Operating Report should not be viewed as indicative of future results.

At the time of its bankruptcy filing, Holdings Ltd and its subsidiaries and affiliates (the “Company”) was one of the world’s leading brokers in markets for commodities and listed derivatives. The Company provided its customers access to more than 70 exchanges globally, and was a leader by volume on many of the world’s largest derivative exchanges. The Company was also an active broker-dealer in markets for commodities, fixed income securities, equities and foreign exchange. The Company was one of 22 primary dealers authorized to trade U.S. government securities with the Federal Reserve Bank of New York (the “Federal Reserve”). In addition to executing client transactions, the Company provided research and market commentary to help clients make trading decisions, as well as provided clearing and settlement services. The Company was also active in providing client financing and securities lending services.

The Company, headquartered in the United States, had operations globally, including the United Kingdom, Australia, Singapore, India, Canada, Hong Kong, and Japan. The Company’s priority was serving the needs of its diversified global client base, which included a wide range of institutional asset managers and hedge funds, professional traders, corporations, sovereign entities and financial institutions. The Company also offered a range of services for individual traders and introducing brokers. As of October 31, 2011, the Company had approximately 2,870 employees worldwide, 42 of which were employed by the Debtors in the United States. The Company derived revenues from three main sources: (a) commissions generated from execution and clearing services; (b) principal transactions revenue, generated both from client facilitation and proprietary activities; and (c) net interest income from cash balances in client accounts maintained to meet margin requirements, as well as interest related to the Company’s collateralized financing arrangements and principal transactions activities.

As a result of the bankruptcy filing, certain MF Global subsidiaries and affiliates became subject to various proceedings, in which administrators or trustees were appointed by the requisite authorities to oversee, manage and administer the affairs of these entities going forward. Holdings Ltd is a holding company, and it relies on the resources of its various subsidiaries and affiliates to complete their month end closing procedures, finalize their respective books and records and provide Holdings Ltd with the necessary information to finalize its own books and records. In addition, certain subsidiaries provide Holdings Ltd with various services and resources that it relies upon to close its own books and records. Since the bankruptcy filing, these subsidiaries and affiliated entities have not provided Holdings Ltd with the required financial and accounting information or the access to certain systems that are necessary to enable the Debtors to close their books and records. The Debtors have been in constant contact with the various representatives of the administrators of those subsidiaries and entities’ trustees to establish an information sharing protocol which could provide Holdings Ltd with the requisite information and resources to close its books. Since this protocol has not been fully agreed to or established at the time of this filing, and Holdings Ltd has not received the required information from its subsidiaries and affiliates, the Debtors have been unable to complete the month-end close process for October 31, 2011 and, as a result, the financial statements and other financial information as of the petition date and October 31, 2011 through February 29, 2012 are not yet available. The Debtors intend to complete the month-end accounting close procedures and prepare financial statements, but require

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

significant cooperation from the local trustees and administrators who are now in charge of the various MF Global subsidiaries and affiliated companies to do so. Further, the Debtors intend to amend this Monthly Operating Report with the relevant financial information when the financial statements are prepared, but at this time the Debtors are unable to estimate when that will occur.

On December 19, 2011, MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC (the “New Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. The chapter 11 cases have been assigned to the Honorable Judge Martin Glenn and are being jointly administered under the caption “In re MF Global Holdings Ltd., et al.” Case No. 11-15059 (MG).

On March 2, 2012, MF Global Holdings USA Inc. filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. The chapter 11 case has been assigned to the Honorable Judge Martin Glenn and is being jointly administered under the caption “In re MF Global Holdings Ltd., et al.” Case No. 11-15059 (MG).

In preparing this Monthly Operating Report, the Debtors relied upon bank statements, flows of funds and other relevant and available financial information for the period of 2/1/12 through 2/29/12 for MF Global Holdings Ltd. MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC. While the Debtors have exercised their best efforts to ensure that the Monthly Operating Report is accurate, based on limited information that was available at the time of preparation, inadvertent errors or omissions may exist. The Debtors reserve the right to amend the Monthly Operating Report from time to time as may be necessary or appropriate.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Schedule of Receipts and Disbursements

For the Period February 1, 2012 thru February 29, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	Consolidated
Cash Inflows:
Transfer in from MF Global Holdings USA Inc.	$171,351.32 [1]	$177,046.46	$—	$—	$—	$348,398.78
Debtor Intercompany [4]	—	—	—	3,582.20	—	$3,582.20
Other Cash [5]	—	—	65,612.50	2,901,739.26	—	2,967,351.76

Total Inflows	$171,351.32	$177,046.46	$65,612.50	$2,905,321.46	$—	$3,319,331.74
Cash Outflows:
Payments made on behalf of MF Global Holdings USA Inc. [2]	$—	$(8,583.96)	$—	$—	$—	$(8,583.96)
Transfer to MF Global Holdings USA Inc. [3]	(1,020,960.11)	(10,936.95)	(325.00)	(325.00)	(325.00)	(1,032,872.06)
New Debtor Payroll [4]	—	—	(7,825.98)	(8,849.71)	—	(16,675.69)
Debtor Intercompany [4]	—	—	(3,582.20)	—	—	(3,582.20)
Other fees	(7,809.57)	(57,064.42)		—	—	(64,873.99)

Total Cash Outflows	$(1,028,769.68)	$(76,585.33)	$(11,733.18)	$(9,174.71)	$(325.00)	$(1,126,587.90)

Net Cash Flows:	$(857,418.36)	$100,461.13	$53,879.32	$2,896,146.75	$(325.00)	$2,192,743.84

[1]	Represents weekly transfers of excess cash to the cash collateral account maintained by MF Global Finance USA Inc. pursuant to the Cash Collateral Order.
[2]

Payments made by MF Global Holdings Ltd. for MF Global Holdings USA Inc. obligations due to cash management system limitations. MF Global Holdings USA Inc. has reimbursed MF Global Holdings Ltd. for these payments.

[3]	Transfers relate primarily to payroll and healthcare benefit plan obligations for Debtor entities and MF Global Holdings USA Inc. with accordance with the Cash Collateral Order.
[4]

The $7,825.98 and $8,849,71 transfers to MF Global Holdings USA Inc. by MF Global Market Services LLC and MF Global Capital LLC, respectively, is for the funding of February 2012 payroll. The transfer of $3,582.20 represents reimbursement by MF Global Market Services LLC to MF Global Capital LLC for January 2012 payroll.

[5]	Cash receipts related to the closure or sale of positions.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Debtors’ Statements with respect to Bank Account Reconciliations and

Copies of Bank Statements

Bank Account Reconciliations

The Debtors affirm that reconciliations for all open and active bank accounts are prepared and maintained by the Debtors. Bank account reconciliations are not attached to this monthly operating report, but, if the U.S. Trustee requests copies, the Debtors will provide all reconciliations as soon as practical.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are maintained by the Debtors. In addition, the Debtors affirm that no bank accounts were closed during the current reporting period.

Copies of bank statements are not attached to this monthly operating report, but, if the U.S. Trustee requests, the Debtors will provide copies as soon as practical.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Cash Disbursement Journal

February 1, 2012 thru February 29, 2012

Debtor		Date	Payroll, Payroll Taxes & Related	Intercompany Transfer	Other	Total Disbursements [1]
1	MF Global Finance USA Inc.	02/01/12	—	64,730.52	—	64,730.52
2	MF Global Finance USA Inc.	02/03/12	—	—	7,809.57	7,809.57
3	MF Global Finance USA Inc.	02/07/12	—	20,000.00	—	20,000.00
4	MF Global Finance USA Inc.	02/10/12	—	26,513.49	—	26,513.49
5	MF Global Finance USA Inc.	02/13/12	—	325,000.00	—	325,000.00
6	MF Global Finance USA Inc.	02/13/12	—	15,000.00	—	15,000.00
7	MF Global Finance USA Inc.	02/14/12	—	58,096.30	—	58,096.30
8	MF Global Finance USA Inc.	02/14/12	—	10,362.79	—	10,362.79
9	MF Global Finance USA Inc.	02/15/12	—	1,316.54	—	1,316.54
10	MF Global Finance USA Inc.	02/21/12	—	700.00	—	700.00
11	MF Global Finance USA Inc.	02/22/12	—	50,000.00	—	50,000.00
12	MF Global Finance USA Inc.	02/23/12	—	10,044.26	—	10,044.26
14	MF Global Finance USA Inc.	02/27/12	—	231,185.55	—	231,185.55
15	MF Global Finance USA Inc.	02/27/12	—	132,416.17	—	132,416.17
16	MF Global Finance USA Inc.	02/28/12	—	1,000.00	—	1,000.00
17	MF Global Finance USA Inc.	02/28/12	—	32,000.00	—	32,000.00
18	MF Global Finance USA Inc.	02/29/12	—	42,594.49	—	42,594.49
19	MF Global Holdings Ltd.	02/01/12	—	—	143.77	143.77
20	MF Global Holdings Ltd.	02/01/12	—	—	186.85	186.85
21	MF Global Holdings Ltd.	02/01/12	—	—	226.25	226.25
22	MF Global Holdings Ltd.	02/02/12	—	—	51.34	51.34
23	MF Global Holdings Ltd.	02/03/12	—	9,961.95	—	9,961.95
24	MF Global Holdings Ltd.	02/03/12	—	975.00	—	975.00
25	MF Global Holdings Ltd.	02/06/12	—	—	1,020.00	1,020.00
26	MF Global Holdings Ltd.	02/06/12	—	—	18,850.00	18,850.00
27	MF Global Holdings Ltd.	02/07/12	—	—	614.54	614.54
28	MF Global Holdings Ltd.	02/08/12	—	—	105.55	105.55
29	MF Global Holdings Ltd.	02/09/12	—	—	1,419.46	1,419.46
31	MF Global Holdings Ltd.	02/14/12	—	—	272.19	272.19
32	MF Global Holdings Ltd.	02/14/12	—	—	37,194.42	37,194.42
33	MF Global Holdings Ltd.	02/15/12	—	—	78.36	78.36
34	MF Global Holdings Ltd.	02/15/12	—	—	178.48	178.48
35	MF Global Holdings Ltd.	02/17/12	—	—	4.33	4.33
36	MF Global Holdings Ltd.	02/24/12	—	—	50.00	50.00
37	MF Global Holdings Ltd.	02/27/12	—	—	5,008.26	5,008.26
38	MF Global Holdings Ltd.	02/28/12	—	—	56.20	56.20
39	MF Global Holdings Ltd.	02/28/12	—	—	188.38	188.38
40	MF Global Market Services LLC	02/03/12	—	3,582.20	—	3,582.20
41	MF Global Market Services LLC	02/03/12	—	325.00	—	325.00
42	MF Global Market Services LLC	02/17/12	—	7,825.98	—	7,825.98
43	MF Global FX Clear LLC	02/03/12	—	325.00	—	325.00
44	MF Global Capital LLC	02/03/12	—	325.00	—	325.00
45	MF Global Capital LLC	02/17/12	—	8,849.71	—	8,849.71

	Total		0.00	1,053,129.95	73,457.95	1,126,587.90

[1]	The Total Disbursements column is presented on a gross basis. It includes transfers by and between debtor entities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Status of Post-Petition Taxes

For the Period February 1, 2012 thru February 29, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Capital LLC	MF Global Market Services LLC	MF Global FX Clear LLC	Consolidated
Employee Taxes [1]	$—	$36,012.45	$3,628.25	$2,778.31	$—	$42,419.01
Employer Taxes [1]	—	21,775.07	1,423.75	708.89	—	23,907.71

Total Taxes Paid	$—	$57,787.52	$5,052.00	$3,487.20	$—	$66,326.72

[1]

These taxes relate to payroll payments and are not outstanding as of February 29, 2012. These taxes are remitted by MF Global Holdings USA Inc. to a third party payroll service provider, who in turn makes the actual tax payments to the respective taxing authorities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Summary of Cash Collateral Borrowings and Unpaid Post-Petition Debts

For the Period February 1, 2012 thru February 29, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	Consolidated
Available Cash Collateral
Available Cash Collateral Funds Provided by JP Morgan Chase Bank, N.A. as of January 31, 2012	$21,050,466.13	$—	$—	$—	$—	$21,050,466.13
Payroll and Employee Benefits	(653,906.77)	—	—	—	—	(653,906.77)
Office rent and other expenses	(195,702.02)	—	—	—	—	(195,702.02)
Repayment of cash collateral under Cash Collateral Order	(7,809.57)	—	—	—	—	(7,809.57)

Available Cash Collateral Funds Provided by JP Morgan Chase Bank, N.A.	$20,193,047.77 [1]	$—	$—	$—	$—	$20,193,047.77

Total Cash Collateral Funds Used	$(857,418.36)	$—	$—	$—	$—	$(857,418.36)

Unpaid post-petition trade payables	$—	$338,199.85	$—	$72,708.59	$7,863.50	$418,771.94

[1]

In addition to the $20,193,047.77 held by MF Global Finance USA Inc., $50,094.12 of cash collateral funds is held in the MF Global Holdings USA Inc. (a non-debtor prior to March 2, 2012) payroll account, in accordance with the Cash Collateral Order.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Debtors’ Statements with respect to Payments to Insiders and Professionals

The Debtors have not made any payments to insiders except for wages in the ordinary course of business. No fee applications have been filed by any professionals or approved by the Bankruptcy Court and as such no payments have been reported herein.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? [1]	X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? [2]		X
5	Is the Debtor delinquent in paying any insurance premium payment? [3]	X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties? [4]	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party? [5]	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[1]	Pursuant to the Cash Management Order, operating expenses are disbursed from an MF Global Holdings USA Inc. bank account.
[2]	At December 31, 2011, the Debtors, in their discretion, terminated a prior self-funded healthcare plan and replaced it with a premium based plan.
[3]

As of the date of this Monthly Operating Report, the Debtors have not paid insurance premiums relating to certain professional liability and public liability insurance policies. These insurance policies, to the best of the Debtors’ knowledge, remain in full force and effect. The Debtors are currently working with MF Global regulated entities controlled by third party trustees and administrators to establish a reimbursement protocol that will allow the Debtors to pay these obligations accordance with the relief granted under the Cash Collateral Order dated December 14, 2011.

[4]

In accordance with the Cash Collateral Order, the Debtors were authorized to pay necessary budgeted expenses of certain Non-Debtor Entities in order to preserve the assets and value of the Estate. Payment of these obligations are reimbursements due to the Debtors.

[5]	In accordance with the Bankruptcy Court’s Cash Management Order, certain obligations of the Debtors were funded with unsecured intercompany loans from a Non-Debtor Entity, MF Global FX LLC.